SECURITIES AND ECHANGE COMMISSION
WASHINGTON. D.C. 20549

SCHEDULE 14C INFORMATION

SCHEDULE 14C
(RULE 14C-101)

PRELIMINARY INFORMATION STATEMENT PURSUANT TO
SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2))

BELLA VIAGGIO, INC.

(Name of Registrant as Specified in its Charter)

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(3)

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	(4)	Date Filed: ________________________________________________________.

BELLA VIAGGIO, INC.
2120 58TH AVENUE, SUITE 107
VERO BEACH, FLORIDA 32966

PRELIMINARY INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) was mailed on or about July _, 2010 to the stockholders of record, as of July ___, 2010, of Bella Viaggio, Inc., a Nevada corporation (the “Company”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to inform the stockholders of the Company (the “Stockholders”) that a stockholder (the “Majority Stockholder”) owning a majority of the shares of common stock of the Company (the “Shares”) executed a written consent dated July __, 2010 approving an amendment (the “Amendment”) to the Company’s Articles of Incorporation (the “Articles”) pursuant to which such Articles will be amended to reflect: (i) an increase in the Company’s authorized shares of common stock (the “Shares”) to 500,000,000 such Shares (the “Increase”); and (ii) the change of its name to Kat Gold Holdings Corp. (the “Name Change” and with the Increase, the “Amendments”). This Information Statement will serve as written Notice to stockholders pursuant to Section 78.315 of the Nevada Revised Statutes (the “NRS”).

The Majority Stockholder has voted to approve the Amendment. This Information Statement shall be considered the notice required under the corporate law of the State of Nevada. Accordingly, your approval is not required and is not being sought.

Please read this Information Statement carefully. It describes the essential terms of, and contains certain information concerning, the Amendment. The Amendment to the Articles in substantially the form in which it will be filed is appended hereto as Annex A. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at 2120 58th Avenue, Suite 107, Vero Beach, Florida 32966. The Company’s telephone number is +709-368-9223.

BELLA VIAGGIO, INC.
2120 58TH AVENUE, SUITE 107
VERO BEACH, FLORIDA 32966

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PRELIMINARY INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

To our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to a Written Consent of the Majority Stockholder of the Company to be effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. The Amendment in substantially the form in which it will be filed is appended hereto as Annex A.

This Information Statement is being furnished to the holders of the Shares, par value $0.001 per share, of the Company as of July __, 2010, to inform the Stockholders:

1.	THAT an Amendment to the Articles be filed to effectuate an increase in the Company’s authorized Shares to 500,000,000 such shares (the “Increase”); and

2.	THAT an Amendment to the Articles be filed to effectuate a change the name of the Company to Kat Gold Holdings Corp. (the “Name Change,” and with the Increase, the “Amendments”).

The Board of Directors has fixed the close of business on July ___, 2010, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written Notice to stockholders pursuant to Section 78.315 of the pursuant to Section 78.315 of the Nevada Revised Statutes.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable. The cost of this Information Statement will be borne by the Company. This Information Statement is first being sent to stockholders on or about July __, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
US A PROXY. THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

DISSENTER’S RIGHTS

Under the NRS, holders of Shares are not entitled to dissenters’ rights with respect to any aspect of the Amendments, and the Company will not independently provide Stockholders with any such right.

INTERESTS OF CERTAIN PERSONS IN THE AMENDMENTS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposals to effectuate the Amendments and take all related actions which is not shared by all other holders of the y Shares.

RECORD DATE

The Company’s Board of Directors on July __, 2010 adopted, by unanimous written consent, resolutions (i) recommending the Amendments to effect the changes listed above, and (iii) fixing the close of business on July ___, 2010, as the Record.

The NRS provide, in substance, that unless the Articles otherwise provide, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. Accordingly, the Company is providing this Information Statement for information purposes only.

VOTING SECURITIES

The voting securities of the Company are its Shares, 67,644,500 of which were issued and outstanding as of the Record Date. All outstanding Shares are entitled to one vote on each matter submitted for voting by the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of the Shares by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the Shares and (ii) each of the Company’s directors and “named executive officers.” As of the Record Date, there were 67,644,500 Shares issued and outstanding.

Name and address of Beneficial Owner	Number of Shares	Percent of Shares (1)

Directors and Named Executive Officers:

Kenneth Stead (2)	67,264,000	99%

Ronald A. Davis (3)	0	—

Kat Exploration, Inc.
1149 Topsail Rd.
Mount Pearl, Newfoundland, A1N 5G2	65,000,000	96%

5% or Greater Beneficial Owners

Kenneth Stead (4)	67,264,000	99%

(1)         Beneficial ownership is calculated based on the 67,644,500 Shares issued and outstanding as of the Record Date hereof, together with securities exercisable or convertible into Shares within sixty (60) days of the Record Date hereof for each stockholder. The Shares issuable pursuant to those convertible securities, options or warrants are deemed outstanding for computing the percentage ownership of the person holding such convertible securities, options or warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)         The address for Mr. Stead is c/o Kat Exploration Inc., 1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2.

(3)         The address for Mr. Davis is c/o the Company, 2120 58th Avenue, Suite 107, Vero Beach, Florida 32966.

(4)         Mr. Stead is the control person of Kat Exploration, Inc. and may as such be deemed to “beneficially own” the shares of Common Stock owned by Kat Exploration, Inc. Mr. Stead, however, disclaims beneficial ownership of all such Shares.

DESCRIPTION OF SECURITIES

The authorized capital stock of the Company consists of 75,000,000 shares, consisting of 70,000,000 Shares and 5,000,000 Preferred Shares.

Common Stock
Holders of Shares are entitled to one vote for each Share on all matters submitted to a stockholder vote. Holders of Shares do not have cumulative voting rights. Therefore, holders of a majority of the Shares voting for the election of directors can elect all of the directors. Holders of Shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote are necessary to constitute a quorum at any meeting of the Company’s stockholders. A vote by the holders of a majority of the outstanding Shares is required to effectuate certain fundamental corporate changes, such as liquidation, merger or an amendment to the Articles.

Holders of Shares are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding Share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the Shares. Holders of the Shares have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Shares.

AMENDMENT NO. 1

Holders of 99% of the outstanding Shares have voted in favor of the Increase forming a part of the Amendment. Accordingly, the Company is not seeking proxies from the Stockholders and is providing this notice for information purposes only.

Reason for the Increase

The proposed Increase is necessary in order for the Company to have a sufficient number of Shares authorized and issuable to the Seller issued in the Acquisition described below. The Increase will raise the number of the Company’s authorized Shares from 70,000,000 to 500,000,000. The Amendment will not affect any of the Company’s authorized 5,000,000 “blank check” preference shares, par value $0.001 per share (the “Preferred Shares”).

On June 4, 2010 (the “Closing Date”), pursuant to a Purchase Agreement dated as of May 28, 2010 (the “Agreement”) by and the Company and Kat Exploration Inc, a company organized under the laws of Nevada (the “Seller”), the Company acquired (the “Acquisition”) 100% of “Handcamp,” a gold property (the “Property”) from the Seller, solely in exchange for 161,000,000 Shares (the “Purchase Shares”).

Under the terms of the Agreement, the Company issued 65,000,000 Purchase Shares to the Seller on the Closing Date, and the remaining 96,000,000 Purchase Shares shall be issued as soon as reasonably practical after the Company shall have effectuated the Increase in its number of authorized shares of Common Stock to enable it to issue such 96,000,000 Purchase Shares to the Seller.

Procedure for Effectuating the Increase

The Company will have the Amendment filed such time as the Board of Directors has determined the appropriate effective date thereof (the “Effective Date”). The Amendment in substantially the form in which it will be filed is appended to this Information Statement as Annex A. The Board of Directors may delay effectuation of the Amendment without resoliciting stockholder approval. The Increase will become effective on the Effective Date.

As soon as practicable after the Effective Date, the Company will file a Current Report of Form 8-K with the Commission disclosing that the Increase has been effected.

For further information on the Acquisition and related matters, please refer to the Current Report on Form 8-K filed by the Company with the Commission at www.sec.gov on June 4, 2010.

AMENDMENT NO. 2

Holders of 99% of the outstanding Shares have voted in favor of the Name Change forming a part of the Amendment. Accordingly, the Company is not seeking proxies from the Stockholders and is providing this notice for information purposes only.

Reason for the Name Change

The primary purpose of the name change from Bella Viaggio, Inc. to Kat Gold Holdings Corp. is to better represent the Company’s business subsequent to the Closing Date.

Certificates for the Company’s Shares that recite the name “Bella Viaggio, Inc.” will continue to represent Shares in the Company after the effective date of the Name Change.

The Amendment will be effective upon filing thereof in the State of Nevada, which is expected to occur as soon as reasonably practical after the mailing date of this Information Statement, which is expected to occur twenty (20) calendar days after such date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
US A PROXY. THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next annual general meeting of Stockholders will be held. Any proposal by a Stockholder intended to be presented at the Company’s next annual general meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on July __, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,
/s/ Kenneth Stead

Kenneth Stead, Chief Executive Officer and Director

June 25, 2010

Annex A

AMENDMENT